Business Combinations	9 Months Ended	12 Months Ended
	Jun. 30, 2020	Sep. 30, 2019
Business Combinations [Abstract]
Business Combinations
3.	BUSINESS COMBINATIONS

On January 31, 2020, the Company acquired certain assets and assumed certain liabilities of Return Polymers, Inc. for a total purchase price of approximately $18.5 million, subject to customary post-closing working capital adjustments. Return Polymers is located in Ashland Ohio and is a provider of full-service recycled PVC material processing, sourcing, logistical support, and scrap management programs. The Company financed the acquisition with cash on hand.

The acquisition was accounted for as a business combination under Accounting Standards Codification (“ASC”) ASC 805 Business Combinations. Tangible and identifiable intangible assets acquired and liabilities assumed were recorded at their respective fair values. The excess of the consideration transferred over the fair value of the net assets received has been recorded as goodwill in the Residential segment. The factors that contributed to the recognition of goodwill primarily relate to future economic benefits arising from expected sales as well as consuming the recycled PVC materials in current products.

The following table represents the preliminary allocation of assets acquired and liabilities assumed on the acquisition date and certain measurement period adjustments attributable to customary working capital adjustments (in thousands):

	Acquisition Date	Measurement Period Adjustments	Total
Total purchase consideration	$18,069	$384	$18,453

Allocation of consideration to assets acquired and liabilities assumed:
Cash and cash equivalents	$204	$(204)	$—
Accounts receivable	1,119	—	1,119
Inventories	2,532	—	2,532
Prepaid expenses and other current assets	39	—	39
Property, plant and equipment	4,080	—	4,080
Intangible assets	5,300	—	5,300
Goodwill	6,304	588	6,892
Accounts payable	(947)	—	(947)
Accrued expenses and other liabilities	(562)	—	(562)

Net assets acquired	$18,069	$384	$18,453

At the acquisition date, total intangible assets and goodwill amounted to $11.6 million, comprised of $4.6 million related to customer relationships, and $0.7 million related to trademarks, as well as $6.3 million in goodwill. During the three months ended June 30, 2020, the Company recognized $0.6 million in working capital adjustments, resulting in an increase in goodwill for the same, and $6.9 million in total goodwill as of June 30, 2020. It is expected that $6.9 million of the goodwill is deductible for tax purposes. The estimated useful life for customer relationships is 15 years and trademarks is 10 years. The weighted average useful life at the date of acquisition was 14.3 years.

3.	ACQUISITIONS

During the year ended September 30, 2018, the Company acquired two businesses, Versatex Holdings, LLC and its wholly owned subsidiary Versatex Building Products, LLC (collectively “Versatex”) and WES, LLC and its wholly owned subsidiary Ultralox Technology, LLC (collectively “Ultralox”), for an aggregate consideration of $297.9 million, including $3.2 million for cash acquired. The consideration consisted primarily of $292.6 million of cash, a contribution of 1,546.9 common interests of AOT Building Products, L.P., the indirect parent of the Company, fair valued at $2.5 million, used as consideration and contingent consideration with a fair value of $2.8 million based on achievement of a minimum adjusted EBITDA amount and a multiple of adjusted EBITDA for adjusted EBITDA exceeding a higher threshold for calendar 2018. Adjusted EBITDA is defined as net income (loss) before interest expense, net, income tax (benefit) expense and depreciation and amortization, and by adding thereto or subtracting therefrom certain items of expense and income specifically related to the acquisition. The change in fair value of the contingent consideration liability due to events arising after the acquisition date were recorded in the Statement of Comprehensive Income (Loss), thereby increasing pretax income by $1.8 million during the year ended September 30, 2018. Total transaction costs for the acquisitions amounted to $4.2 million and are presented as “Other general expenses” within “Operating income (loss)” in the Consolidated Statement of Comprehensive Income (Loss) for the year ended September 30, 2018.

Acquisition Date	Type	Company/ Product Line	Location	Segment
June 18, 2018	100% of Membership Interests	Versatex	Aliquippa, Pennsylvania	Residential
December 20, 2017	100% of Membership Interests	Ultralox	Eagan, Minnesota	Residential

Versatex is a leading producer of premium, low-maintenance material building products with a focus on trim and moulding products. Ultralox is a leader in the aluminum railing industry, which sells engineered railing systems and assembly machines.

Each acquisition has been accounted for as a business combination. Tangible and identifiable intangible assets acquired and liabilities assumed were recorded at their respective fair values. The excess of the consideration transferred over the fair value of the net assets received has been recorded as goodwill in the Residential segment. The factors that contributed to the recognition of goodwill primarily relate to future economic benefits arising from expected sales through the Company’s existing distribution channels.

The following represents the final purchase price allocation of the assets acquired and the liabilities assumed based on their values:

(In thousands)	Versatex Holdings, LLC	Ultralox	Total
Cash and cash equivalents	$2,623	$623	$3,246
Trade receivables	4,059	874	4,933
Inventories	9,826	3,166	12,992
Other current assets	6,518	138	6,656
Property, plant and equipment	21,969	366	22,335
Intangible assets	129,000	17,300	146,300
Other assets	—	7	7
Accounts payable	(1,723)	(1,582)	(3,305)
Accrued expenses and other liabilities	(8,811)	(771)	(9,582)

Total identifiable assets	163,461	20,121	183,582
Goodwill	110,355	3,935	114,290

Net assets acquired/total consideration	273,816	24,056	297,872
Less: cash acquired	(2,623)	(623)	(3,246)

Total consideration, net of cash acquired	$271,193	$23,433	$294,626

Total intangibles and goodwill for the Versatex transaction amounted to $239.4 million, comprised of $93.0 million related to customer relationships, $23.0 million related to proprietary knowledge and $13.0 million related to trademarks, as well as $110.4 million in goodwill. It is expected that $110.4 million of the goodwill is deductible for tax purposes. The estimated useful life for customer relationships is 19 years and for proprietary knowledge and trademarks is 10 years. The weighted average useful life at the date of acquisition was 17.5 years.

Total intangibles and goodwill for the Ultralox transaction amounted to $21.2 million, comprised of $8.5 million related to customer relationships, $7.0 million related to patents and $1.8 million related to trademarks, as well as $3.9 million in goodwill. It is expected that $3.9 million of the goodwill is deductible for tax purposes. The estimated useful life for customer relationships is 15 years, for patents is 10 years and for trademarks is 5 years. The weighted average useful life at the date of acquisition was 12.9 years.

In addition to assets acquired and liabilities assumed in the Versatex and Ultralox acquisitions, the Company entered into non-compete agreements of $2.7 and $0.9 million, respectively, that are capitalized and accounted for as operating expense over the non-compete periods and are presented within “Intangible assets, net” in the Consolidated Balance Sheet as of September 30, 2018. In addition, the Company entered into certain contingent compensation arrangements with key executives of Ultralox. These arrangements are being expensed over the related service periods with changes in the fair value of the arrangement recorded as operating expenses as they occur.

The following are the net sales and net income (loss) from Versatex included in the Company’s results from the June 18, 2018 acquisition date through September 30, 2018:

(In thousands)	June 18, 2018 through September 30, 2018
Net sales	$21,134
Net income (loss)	$(3,462)

Included in the results of Versatex was a one-time increase in cost of sales of $1.8 million related to the revaluation of Versatex’s inventories as of June 18, 2018. Also included in the results is additional amortization of $4.9 million resulting from the recognition of identified finite-lived intangible assets resulting from the purchase price allocation.

The following are the net sales and net income (loss) from Ultralox included in the Company’s results from December 20, 2017 acquisition date through September 30, 2018:

(In thousands)	December 20, 2017 through September 30, 2018
Net sales	$13,717
Net income (loss)	$(541)

Included in the results of Ultralox was a one-time increase in cost of sales of $0.6 million related to the revaluation of Ultralox’s inventories as of December 20, 2017. Also included in the results is additional amortization of $2.4 million resulting from the recognition of identified finite-lived intangible assets resulting from the purchase price allocation.

Pro Forma Results (Unaudited)

The following represents the pro forma consolidated operations for the fiscal years ended September 30, 2018 as if Versatex had been acquired on October 1, 2016, in which case the amount of combined entity revenues and earnings included in the Company’s Consolidated Statement of Comprehensive Income (Loss) for the fiscal years ended September 30, 2018 would have been as follows:

Year Ended September 30, 2018
(In thousands)	(Unaudited)
Net sales	$730,858
Net income (loss)	$5,775

The unaudited pro forma consolidated results do not purport to reflect what the combined company’s results of operations would have been had the acquisition occurred on October 1, 2016, nor do they project the future results of operations of the combined company or reflect the expected realization of any operating efficiencies or cost savings associated with the acquisition. The actual results of operations of the combined company may differ significantly from the pro forma adjustments reflected here due to many factors. The unaudited supplemental pro forma financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed.

The pre-tax adjustments increased expenses by a total of $1.1 million for the fiscal year ended September 30, 2018 and primarily relate to additional interest expense related to the acquisition financing, elimination of historical interest expense, intangible asset amortization expense for assets acquired, elimination of historical intangible amortization expense, a reduction in depreciation expense for fixed assets, adjustments for non-recurring costs directly attributable to the Versatex acquisition and adjustment to income tax expense for the impact of the pro forma adjustments at the statutory rate for each year. The unaudited pro forma consolidated results of operations are provided for illustrative purposes only and are not indicative of the Company’s actual consolidated results of operations or consolidated financial position. Pro forma results for Ultralox are not provided as they are not material to the Consolidated Financial Statements.